EXHIBIT 10.43

                                EUGENE C. RAINIS
                                 59 Wall Street
                            New York, New York 10005

                                                       October 18, 2002

UltraStrip Systems, Inc., as maker of Note
3515 S.E. Lionel Terrace
Stuart, Florida 34996

ATTENTION:      Robert O. Baratta, M.D.
                 President and CEO

         RE: Extension of Maturity of Note and Modification of Subscription And Warrant Purchase Agreement

Dear Dr. Baratta:

         UltraStrip Systems, Inc., a Florida corporation ("UltraStrip"), executed a Promissory Note in the principal amount of $862,069.00 as of October 19, 2001 (the "Note"), together with a Financing Agreement of even date therewith (the "Financing Agreement") and a Subscription and Warrant Purchase Agreement of even date therewith (the "Warrant Agreement"). On October 19, 2001, the Creditor paid an additional $137,931 pursuant to the Warrant Agreement.

         The Initial Advances, together with all accrued but unpaid interest, are due and payable, in full, on October 18, 2002. The Creditor has agreed to extend the due date for the Initial Advances, together with all accrued but unpaid interest thereon until January 17, 2003. In exchange for such agreement, UltraStrip agrees to modify the Warrant Agreement by increasing the number of Warrants from the existing number of 100,000 to a total of 162,500, an increase of 62,500 Warrants. The additional 62,500 warrants will have a strike price of $0.07 and will expire on October 18, 2022.

         UltraStrip hereby agrees, represents, warrants and covenants that (a) there is no current or threatened breach and UltraStrip is in compliance with all terms and conditions, under the Note, Financing Agreement and Warrant Agreement other than the failure to pay the Initial Advances, together with accrued but unpaid interest thereon, as of October 19, 2002, which date has been extended as provided herein, (b) the Note, Financing Agreement and Warrant Agreement remain in full force and effect except as otherwise amended as provided herein, and (c) it has no claims, actions or causes of actions against the Creditor as of the date hereof.

         Any ambiguities between the terms of this letter and the Note, Financing Agreement, and the Warrant Agreement shall be resolved in favor of the terms of this letter. This letter may be executed in one or more counterparts and each such executed counterpart shall be taken together with all other executed counterparts and constitutue a single instrument binding upon each such party hereto and their personal and other legal representatives, heirs, successors and permitted assigns. The terms of this letter shall be construed, governed and enforced in accordance with Florida law. The terms of this letter shall only be effective as of October 19, 2002 if and when it is executed by and delivered to the Creditor and UltraStrip.

                                                     /s/ Eugene C. Rainis
                                                     Eugene Rainis

                                                     /s/ Robert O. Baratta
                                                     Robert O. Baratta
                                                     President and CEO

                                                     UltraStrip Systems, Inc.

(ORIGINAL AGREEMENT)


                             SENIOR PROMISSORY NOTE
                             ----------------------

Principal Amount $862,069.00                         Dated: October _19_, 2001

1.       Principal Amount.
         -----------------

         For the mutual consideration received pursuant to the Subscription and Stock Purchase Agreement and Security Agreement (collectively referred to as "AGREEMENTS") dated October 19, 2001 between ULTRASTRIP SYSTEMS, INC. ("BORROWER") whose principal place of business is located at 3515 se Lionel Terrace, Stuart, Florida 34996 and Eugene C. Rainis ("LENDER") whose address is 290 Mountainside Road, Mendham, New Jersey 07945, which is incorporated by reference hereto as well as this Promissory Note (the "NOTE"), Borrower may borrow an amount not to exceed EIGHT HUNDRED SIXTY-TWO THOUSAND SIXTY-NINE DOLLARS ($862,069.00) on a non-revolving basis in such installments as Borrower may request, and may be prepaid without penalty by Borrower at any time.

The principal amount hereunder shall bear interest at the effective rate of sixteen percent (16%) payable in the following fashion:

                  The principal amount of the loan together with the full interest payment shall be repaid by way of balloon payment upon the first anniversary of the advancement of principal which together total ONE MILLION DOLLARS ($1,000,000.00).

2.       Prepayment.
         -----------

         Borrower has the right to prepay this Note at any time with no prepayment penalty.

3.       Place of Payment.
         -----------------

         All payments and/or advances to be made hereunder shall be delivered to the individual party's address as set forth above.

4.       Collateral.
         -----------

         This Note will be secured by the property and machinery of the Borrower as described in the Security Agreement. To the extent provided by the Uniform Commercial Code and other applicable law, Lender shall be granted a priority security interest in the collateral described in the Security Agreement. Borrower consents to Lender filing any and all appropriate UCC-1 Finanancing Statements consistent with the Agreements and Note.

5.       Charges.
         --------

         Lender agrees that there shall be no loan charges, costs, or other monies due Lender in consideration for making said loan. Lender agrees to pay all taxes, duties, and other charges specifically levied with regard to this loan.

6.       Miscellaneous.
         --------------

         A.       Severability.

                  If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

         B.       Payment.

                  All payments of principal on this Note shall be paid in the legal currency of the United States.

         C.       Lender's Rights.

                  No renewal or extension of this Note, delay in enforcing any right of Lender under this Note, or assignment by Lender of this Note shall affect the liability of Borrower. All rights of Lender under this Note are cumulative and may be exercised concurrently or consecutively at Lender's option.

         D.       Default.

                  If any of the following events occur, the full and complete unpaid balance of this Note shall become due immediately:

                  1) The failure to issue stock in accordance with the terms of the Agreement and this Note.

                  2)       The dissolution or complete liquidation of Borrower.

         E.       Applicable Law. Venue. Enforcement Costs.

                  This Note shall be governed by and construed and enforced according to the laws of the State of Florida except where specifically preempted by federal law. Venue with respect to any litigation on this Note shall be Palm Beach County, Florida. To the extent litigation pursuant to the terms of this Note is necessary, the prevailing party shall be entitled to reimbursement of its costs including all reasonable attorneys' fees and court costs.

4.       Signatures.
         -----------

         IN WITNESS WHEREOF, LENDER AND BORROWER has executed this Note on the date first above written.

                                                LENDER:   /S/ EUGENE C. RAINIS
                                                          --------------------
                                                              EUGENE C. RAINIS

                By:
STATE OF NEW JERSEY, COUNTY OF   Morris                SS.:
         I CERTIFY that on   10/4, 2001,

         Eugene Rainis personally came before me and acknowledged under oath, to my satisfaction, that this person (or if more than one, each person):

         (a)      is named in and personally signed this document; and
         (b) signed, sealed and delivered this document as his or her act and deed.

Notary Public of the State of New Jersey

OUTSIDE OF THE STATE OF FLORIDA

         The foregoing instrument was sworn to, subscribed and acknowledged before me this _4_th day of _Oct.__, 2001, by Eugene Rainis, who (_X_) is personally known to me or (___) who has produced a ________________________ driver's license as identification.

                                            NOTARY PUBLIC/BOAT CAPTAIN (ECR)


                                By:__/s/ Kenneth Hodge_________________________
                                Print Name: _Kenneth Hodge_____________________
                                             Notary Public of New Jersey
                                             My Commission Expires Nov. 12, 2001


                                                       BORROWER:

                                                   ULTRASTRIP SYSTEMS, INC.

                                                   By:  /s/ Robert O. Baratta
                                                        ---------------------

OUTSIDE OF THE STATE OF FLORIDA

         The foregoing instrument was sworn to, subscribed and acknowledged before me this _10_th day of _Oct.__, 2001, by Robert Baratta , who (_X_) is personally known to me or (___) who has produced a ________________________ driver's license as identification.

                                            NOTARY PUBLIC/BOAT CAPTAIN (ECR)


                                By:__/s/ Michael Cristoforo_____________________
                                Print Name: _Michael Cristoforo_________________
                                             My Commission CC932153
                                             Expires April 30, 2004

(ORIGINAL AGREEMENT)

                               SECURITY AGREEMENT
                               ------------------

                                                           October __19___, 2001

         ULTRASTRIP SYSTEMS, INC., a Florida corporation with its principal place of business located at 3515 SE Lionel Terrace, Stuart, Florida (hereinafter called the "DEBTOR"), for valuable consideration hereby grants to EUGENE RAINIS, whose address is 290 Mountainside Rd, Mendham, New Jersey 07945 (hereinafter collectively called "SECURED PARTY"), a lien upon and security interest in the property and any replacements thereof described in Exhibit "A" attached hereto and by this reference made a part hereof, as well as all proceeds therefrom and insurance thereon (said property being hereinafter called the "COLLATERAL").

         This Security Agreement ("AGREEMENT") is entered into to secure the performance by the DEBTOR of its obligations TO SECURED PARTY as set forth in the Promissory Note dated _10/19/01___ (hereinafter referred to herein as the "NOTE"). Incident thereto, the DEBTOR agrees with the SECURED PARTY as follows:

         1.  DEBTOR warrants and represents that:

                  (a) The Security Interest granted to the SECURED PARTY in the Collateral shall constitute a first lien thereon and no superior lien will be granted to any other parties as long as a balance remains on this Note, without the consent of SECURED PARTY, and that DEBTOR is the lawful owner of such Collateral and has good right to pledge, assign, transfer, and create a Security Interest in the same;

         2. Upon request and as instructed by SECURED PARTY, the DEBTOR agrees to comply with the requirements of all valid and applicable state and federal laws in order to grant to the SECURED PARTY a valid lien upon, and a security interest in, the Collateral under the Uniform Commercial Code of Florida, or which may be described in any amendment supplementary hereto.

         3. The DEBTOR will pay, when due, all taxes, assessments, trademark fees, and other charges lawfully and validly levied or assessed upon the Collateral or any part thereof, and the DEBTOR will pay any and all fees, costs, and expenses, of whatever kind and nature, which the SECURED PARTY may incur in filing public notices.

         4. The DEBTOR agrees to notify the SECURED PARTY promptly of any change in its mailing address or principal place of business, in order that a prompt refiling of any outstanding notices may be made, if necessary.

         5. At its option, the SECURED PARTY may discharge taxes, liens, or security interests or other encumbrances at any time levied or placed on the Collateral. All such sums, as well as costs, advanced by SECURED PARTY pursuant to this Security Agreement shall be due immediately from DEBTOR to SECURED PARTY.

         6. The DEBTOR shall be in default under this Security Agreement upon the happening of any of the following events or conditions:

                  (a) Failure of DEBTOR to make any payment or perform any obligation or covenant provided for in this Agreement or the Note;

                  (b) The falsity in any material respect of any warranty, representation or statement made or furnished to SECURED PARTY by DEBTOR, expressed in this Agreement or the Definitive Agreement, or necessarily implied by the provisions hereof;

                  (c) The occurrence of any event which causes the acceleration of the indebtedness of DEBTOR to others under any indenture, agreement or undertaking;

                  (d) The making of any levy on, or seizure or allotment of the Collateral, or any portion thereof;

                  (e)  The dissolution of DEBTOR;

                  (f) Commencement of any voluntary or involuntary proceeding under the bankruptcy or any state insolvency law against DEBTOR; the dissolution, insolvency or business failure of DEBTOR; the appointment of a receiver for any part of the property of Debtor; or the assignment for the benefit of creditors of DEBTOR; and

         7. Upon such default, and at any time thereafter, the SECURED PARTY may declare all Obligations secured hereby immediately due and payable, including, without limitation, all amounts owned under the Promissory Note and shall have the remedies of a secured party under the Uniform Commercial Code as adopted in Florida.

         In case of the exercise of any of the rights of the SECURED PARTY hereunder, all Collateral, and other property or security given to secure the indebtedness secured hereby, may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between items of security or without assigning to them any proportion of the proceeds of such sale, the DEBTOR, insofar as it legally may so do, hereby waiving the application of any doctrine of marshaling, or the Collateral, or such other property or security, may be offered for sale separately, and sales may be held from time to time, and all powers of the SECURED PARTY shall not be fully executed until all Collateral, and such other property or security, shall have been sold.

          8. No waiver by the SECURED PARTY of any default shall operate as a waiver of any other default or of the same default on a future occasion. All rights of the SECURED PARTY hereunder shall inure to the benefit of its successors and assigns; and all obligations of the DEBTOR shall bind its successors and assigns.

         9. The covenants and agreements herein contained shall extend to, inure to the benefit of, and be binding upon, the respective successors, heirs, executors, administrators, and assigns of the Parties hereto, the same as if they were in every case named and expressed.

         10. This Agreement may be executed in one or more counterparts having the signatures of the parties, and each such counterpart shall, for all purposes, be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

         11. Paragraph and Section titles or captions contained in this Agreement are inserted only as a matter of convenience for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

         12. This Agreement represents the entire understanding and agreement between the Parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such Parties.

         13. Any notice required to be given hereunder may be hand delivered, sent by overnight courier which provides receipts, or by certified mail, return receipt requested, to the addresses contained in this Agreement or at any other address as designated in writing by that party. The notice shall be deemed delivered when received (if hand delivered), on the day following deposit with the express courier (if forwarded by overnight courier), or on the date of actual delivery as evidenced by the return receipt, the date delivery is refused or the date the notice is designated as not deliverable by the postal authorities, (if sent by certified mail).

         14. This Agreement and all transactions contemplated in this Agreement shall be governed by, construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of law.

         15. If any provision of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provisions of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

         16. Wherever the construction so requires in this Agreement, the masculine shall include the feminine and the neuter, and the singular shall include the plural, and conversely.

         17. The Parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

         18. All covenants, agreements, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         19. The provisions of this Agreement may be amended, supplemented, waiver or changed orally, only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

         20. Except as otherwise expressly provided herein, no remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

         IN WITNESS WHEREOF, the DEBTOR has caused this Security Agreement to be duly executed on its behalf, under seal, as of the day and year first above written.

WITNESSES:                                                   "DEBTOR"

                                                       ULTRASTRIP SYSTEMS, INC.

/s/ David A. Donn                                    BY: /s/ Robert O. Baratta
-----------------                                        ---------------------

/s/ Scott R. Baratta
--------------------
                                                           (Corporate Seal)
OUTSIDE OF THE STATE OF FLORIDA

         The foregoing instrument was sworn to, subscribed and acknowledged before me this _10_th day of _Oct.__, 2001, by , who (_X_) is personally known to me or (___) who has produced a ________________________ driver's license as identification.

                                            NOTARY PUBLIC/BOAT CAPTAIN

                                                     /s/ Michael Cristoforo
                                                     ----------------------
                                                     Michael Cristoforo
                                                     My Commission CC932153
                                                     Expires April 30, 2004

                                            By:__/s/ Robert O. Baratta__________
                                            Print Name: ___Robert O. Baratta____

EXHIBIT "A"
-----------
TO
--
SECURITY AGREEMENT
------------------

The Collateral is defined to include:

         1. All existing equipment and machinery utilized to manufacture debtor's product.



                                                     ULTRASTRIP SYSTEMS, INC.


Dated:   September   , 2001
         By: /s/ Robert O. Baratta, M.D.
             ---------------------------
                 President